                                                             Ex. (10)(ii)(a)




This Agreement dated for reference the 24(th) day of November, 1997.


Among:


UV Systems Technology Inc.                 Douglas F. Sommerville
2800 Ingleton Avenue                       2800 Ingleton Avenue
Burnaby, BC.,                              Burnaby, BC.,
V5C 6G7                                    V5C 6G7
(the "Company")                            ("Sommerville")



John R. Gaetz                              Service Systems International Ltd.
2800 Ingleton Avenue                       2800 Ingleton Avenue
Burnaby, BC.,                              Burnaby, BC.,
V5C 6G7                                    V5C 6G7
("Gaetz")                                  ("SSI")


Working Opportunity Fund (EVCC) Ltd.       MDS Ventures Pacific, Inc.
2901 - 1055 West Georgia Street            305 - 555 West 8(th) Avenue
P.O. Box 11170, Royal Centre               Vancouver, BC.
Vancouver, BC.,                            V5Z 1C6
V6E 3R5                                    ("MDS")
("WOF")



This will confirm the agreement of the signatories hereto to amend their agreement dated December 6, 1996 by changing the dates referred to in paragraphs 3, 14, 15a), and 15b) of that agreement from March 31, 1997 to January 15, 1998 on the condition that all other terms and conditions of that agreement remain in force, MUTATIS MUTANDIS.

This agreement may be executed by facsimile and in counterparts.





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UV SYSTEMS TECHNOLOGY INC.                 DOUGLAS F. SOMMERVILLE
2800 Ingleton Avenue                       2800 Ingleton Avenue
Burnaby, BC.,                              Burnaby, BC.,
V5C 6G7                                    V5C 6G7




Per:  /s/ John R. Gaetz                     Per:  /s/ D. F. Sommerville
     -------------------                         -----------------------
     VICE PRESIDENT


JOHN R. GAETZ                              SERVICE SYSTEMS INTERNATIONAL LTD
2800 Ingleton Avenue                       2800 Ingleton Avenue
Burnaby, BC.,                              Burnaby, BC.,
V5C 6G7                                    V5C 6G7


Per:  /s/ John R. Gaetz                   Per:  /s/ John R. Gaetz
     -------------------                       -------------------------
                                               SECRETARY - TREASURER


OWEN BIRD                                  MDS VENTURES PACIFIC, INC
                                           305 - 555 West 8(th) Avenue
                                           Vancouver, BC.
                                           V5Z 1C6


Per:  /s/ Owen Bird                        Per:  /s/ F. D. D. Scott
     -------------------                        ------------------------




WORKING OPPORTUNITY FUND (EVCC) LTD.
2901 - 1055 West Georgia Street
P.O. Box 11170, Royal Centre
Vancouver, BC.,
V6E 3R5


Per:  /s/ [ILLEGIBLE]
     --------------------



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